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                                                                    Exhibit 10.1

                               LDK SOLAR CO., LTD.

                            2006 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or the Committee.

          (b) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

          (c) "Award" means the grant of an Option or other right or benefit under the Plan.

          (d) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, a form of which is attached hereto, including any amendments thereto.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cause" has the meaning as defined in the Award Agreement.

          (g) "Code" means the United States Internal Revenue Code of 1986, as amended.

          (h) "Committee" means any committee appointed by the Board to administer the Plan.

          (i) "Company" means LDK Solar Co., Ltd., an exempted company incorporated and existing under the laws of the Cayman Islands.

          (j) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity or whom the Board determines has made contributions to the business or other development of the Company.

          (k) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence,
     (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or


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     Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (l) "Corporate Transaction" has the meaning as defined in the Award Agreement.

          (m) "Director" means a member of the Board or the board of directors of any Related Entity.

          (n) "Disability" has the meaning as defined in the Award Agreement.

          (o) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of an independent director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (p) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          (q) "Fair Market Value" means, as of any date, the value of Ordinary Shares as follows:

               (i) Where there exists a public market for the Ordinary Shares, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Ordinary Shares or the Nasdaq National Market, whichever is applicable or (B) if the Ordinary Shares are not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) In the absence of an established market for the Ordinary Shares of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by reference to the placing price of the latest private placement of the Shares and the development of the Company's business operations since such latest private placement; provided that, with respect to any Grantee subject to Section 409A of the Code, Fair Market Value shall be determined in a manner consistent with the requirements of such Section;


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     provided, however, that such value of Ordinary Shares, for purposes of this
     Plan, shall not be lower than US$4.43 per Share with adjustments permitted for recapitalization, share split or combination and share dividends occurring subsequent to the date of this Plan.

          (r) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

          (s) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

          (t) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (u) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option and Other Stock Option.

          (v) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (w) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

          (x) "Ordinary Share" means an ordinary share, US$0.10 par value, of the Company, or the number or fraction of American Depositary Shares representing such ordinary share.

          (y) "Other Stock Option "means an Option not intended to qualify as either an Incentive Stock Option or a Non-Qualified Option.

          (z) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa) "Plan" means this 2006 Stock Incentive Plan.

          (bb) "Registration Date" means the first to occur of (i) the closing of the first sale to the general public of (A) Ordinary Shares or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Ordinary Shares, pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act; and (ii) in the event of a Corporate Transaction, the date of the


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     consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act, on or prior to the date of consummation of such Corporate Transaction.

          (cc) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          (dd) "SEC" means the United States Securities and Exchange Commission.

          (ee) "Securities Act" means the United States Securities Act of 1933, as amended.

          (ff) "Share" means an Ordinary Share.

          (gg) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

          (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is up to ten percent (10%) of the aggregate number of Shares issued and outstanding from time to time and Shares issuable upon conversion of any preferred shares of the Company issued and outstanding from time to time.

          (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan.

     4. Administration of the Plan.

          (a) Plan Administrator. With respect to grants of Awards to Employees, Directors, or Consultants, the Plan shall be administered by (A) the Board or (B) the Committee (or a subcommittee of the Committee designated by the Board), which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.


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          (b) Powers of the Administrator. Subject to Applicable Laws and the
     provisions of the Plan (including any other powers given to the Administrator hereunder) and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Awards are granted hereunder;

               (iii) to determine the number of Shares or the amount of consideration to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

               (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6. Terms and Conditions of Awards.

          (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other


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     security with the value derived from the value of the Shares. Such Awards include, without limitation, Options, and an Award may consist of one such security or benefit or two (2) or more of them in any combination or alternative.

          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option or an Other Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds US$100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

          (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding Awards or obligations to grant future Awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.


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          (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

          (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (h) Early Exercise. Any Award granted hereunder shall have a vesting period of no less than three (3) years with one-third of the options under any Award to vest at each anniversary of the date of grant of such Award; provided, however, that any Award granted to a Consultant may vest upon such grant or be subject to a different vesting schedule if so decided by the Board and set forth in the Award Agreement with, and the relevant Award notice to, such Consultant. The Award Agreement may, but need not, include a provision whereby the Grantee may elect, at any time while being an Employee, Director or Consultant, to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

          (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stocks representing more than ten percent (10%) of the voting power of all classes of the stocks of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

          (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift and/or pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator.

          (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     7. Award Exercise or Purchase Price, Consideration and Taxes.


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          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

          (i)  In the case of an Incentive Stock Option:

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stocks representing more than ten percent (10%) of the voting power of all classes of stocks of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

               (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator; provided, however, that such per Share exercise price shall be one hundred percent (100%) with respect to any Grantee subject to Section 409A of the Code.

          (iii) In the case of an Other Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

          (iv) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code or other Applicable Law.

          (v) Notwithstanding the foregoing provisions of this Section 7(a), if the exercise price determined pursuant to the foregoing shall fall below the par value of the Shares, the exercise price shall be the par value of the Shares.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

               (i) cash or check in U.S. dollars (in connection therewith the Administrator may require the Grantee to provide evidence that the funds were


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          taken out of the People's Republic of China in accordance with applicable foreign exchange control laws and regulations);

               (ii) cash or check in Hong Kong dollars (in an amount converted from U.S. dollars at the rate announced by banks in Hong Kong on the date the Notice of Exercise is received by the Company);

               (iii) cancellation of indebtedness owed by the Company to the Grantee; or

               (iv) any combination of the foregoing methods of payment.

          (c) Taxes.

               (i) As a condition of the exercise of an Award under the Plan, the Grantee (or in the case of the Grantee's death, the person exercising the Award) shall make such arrangements as the Administrator may require or permit for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Award and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

               (ii) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Award.

               (iii) In the case of a Grantee other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), upon and after the Registration Date, in the absence of any other arrangement and to the extent permitted under the Applicable Laws, such Grantee shall be deemed to have elected to have the Company withhold from the issue of the Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 7, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

               (iv) At the discretion of the Administrator, a Grantee may satisfy his or her tax withholding obligations arising in connection with an Award by one or some combination of the following methods: (A) by cash payment; (B) by payroll deduction out of Grantee's current compensation; (C) if permitted by the Administrator, in its discretion, a Grantee may satisfy his or her tax withholding obligations upon exercise of an Award by surrendering to the Company Shares that (1) in the case of Shares previously acquired from the Company, have been owned by the Grantee for more than six (6) months on


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          the date of surrender, and (2) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld; or (D) if permitted by the Administrator, in its discretion, a Grantee may satisfy his or her tax withholding obligations by electing to have the Company withhold from the issue of Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the mount required to be withheld.

               (v) Any election or deemed election by a Grantee to have Shares withheld to satisfy tax withholding obligations under this Section 7(c)(iii) or (iv) above shall be irrevocable as to the particular Shares as to which the election is made or deemed made and shall be subject to the consent or disapproval of the Administrator. Any election by a Grantee under Section 7(c)(iv) above must be made on or prior to the applicable Tax Date.

               (vi) In the event that an election to have the issue of Shares withheld is made by a Grantee and the Tax Date is deferred under
          Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Grantee shall receive the full number of Shares with respect to which the Award or Option is exercised but such Grantee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     8. Exercise of Award.

          (a) Procedure for Exercise; Rights as a Shareholder.

               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement, but in the case of an Option, in no case at a rate of more than one third (1/3) per year over the vesting period from the date the Option is granted. Notwithstanding the foregoing, in the case of any Award granted to an Officer, Director or Consultant, the Award Agreement may provide that the Award may become exercisable, subject to reasonable conditions such as such Officer's, Director's or Consultant's Continuous Service, at any time or during any period established in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares is made with respect to which the Award is exercised. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of an Award. No adjustment will be made for a dividend or other


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          right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or
          Section 10 below.

          (b) Exercise of Award Following Termination of Continuous Service.

               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent such Grantee's Continuous Service was terminated without Cause, in which case, the Grantee shall be entitled to exercise any outstanding Awards within three (3) months of the date of such termination or such shorter period as may be designated in the Award Agreement. In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice of Stock Option Award.

               (ii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by Applicable Laws for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service without cause shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such for a period as set forth under Section 8(b)(i) above.

          (c) "Easy Sale" Exercise. In lieu of the payment methods set forth herein, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Grantee may pay the Exercise Price through a "same day sale" commitment from the Grantee (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers Inc. (a "NASD Dealer")), whereby the Grantee irrevocably elects to exercise his/her Options and to sell at least that number of Shares so purchased to pay the Exercise Price (and up to all of the Shares so purchased) and the Grantee (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Exercise Price directly to the Company, with any sale proceeds in excess of the Exercise Price being for the benefit of the Grantee.

     9. Conditions Upon Issuance of Shares.

          (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any


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     present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation or warranty is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Shares to which Section 424(a) of the Code applies or a similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 16 below and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     12. Amendment, Suspension or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12(a) above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     13. Reservation of Shares.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of authorized but unissued Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

     15. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     16. Shareholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

                               LDK SOLAR CO., LTD.

                            2006 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

     Grantee's Name and Address:         _____________________________

                                         _____________________________

                                         _____________________________

     You have been granted an option to purchase the ordinary shares of LDK Solar Co., Ltd. (the "Company"), subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), LDK Solar Co., Ltd. 2006 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Award Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms used in this Notice shall have the same defined meanings in the Plan.

     Award Number                        _____________________________

     Date of Award                       ____________________

     Date of Employment                  ____________________

     Vesting Commencement Date           One year from the Date of Award

     Exercise Price per Share            US$[__________]

     Total Number of Shares subject
     to the Option                       [___________________]

     Total Exercise Price                ____________________

     Type of Option:                     __________ Incentive Stock Option

                                         __________ Non-Qualified Stock Option

                                         __________ Other Stock Option

     Expiration Date:                    ____________________

     Post-Termination Exercise Period:   ____________________

Vesting Schedule:

     Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Award Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

          -    One third (1/3) to be vested on the Vesting Commencement Date.

          - One third (1/3) to be vested on the first anniversary of the Vesting Commencement Date.

          - One third (1/3) to be vested on the second anniversary of the Vesting Commencement Date.

     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.

     If the Grantee has entered into any stock divesting agreement or arrangement with the Company, the Grantee's right to exercise the Option shall be subject to the terms and conditions of such stock divesting agreement or arrangement to the extent applicable.

     In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Award Agreement.

                                        LDK SOLAR CO., LTD.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE OPTION SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AWARD AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.

     The Grantee acknowledges receipt of a copy of the Plan and the Award Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Award Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Award Agreement shall be resolved in accordance with Section 15 of the Award Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated:                                  Signed:
       ------------------------------           --------------------------------
                                                Grantee

                                                     AWARD NUMBER: _____________

                               LDK SOLAR CO., LTD.
                            2006 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

     1. Grant of Option. LDK Solar Co., Ltd., a Cayman Islands company (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Ordinary Shares subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") and subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2006 Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference.

     If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds US$100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

     Unless otherwise defined herein, the terms used in this Option Agreement shall have the same defined meanings in the Plan, but the following terms are used herein as defined below:

          (a) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the
     Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith to the detriment of the Company or a Related Entity; (iv) gross negligence, dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Company shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

          (b) "Corporate Transaction" means any of the following transactions to which the Company is a party:

               (i) a merger or consolidation in which the Company is not the surviving entity except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (iv) acquisition by any person or related group of persons (other than the Company or a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
          Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

          (c) "Disability" means that the Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

     2. Exercise of Option.

          (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 10 of the Plan relating to the exercisability or termination of the Option in the event of a change in capitalization. If the Grantee has entered into any stock divesting agreement or arrangement with the Company, the Grantee's right to exercise the Option shall be subject to the terms and conditions of such stock divesting agreement or arrangement to the extent applicable. In no event shall the Company issue fractional Shares.

          (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached hereto as Exhibit A) which, subject to the Vesting

     Schedule in the Notice, shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator, to the Company accompanied by payment of the Exercise Price. The Option shall be deemed exercised upon receipt by the Company of such Exercise Notice accompanied by the Exercise Price.

          (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

          (d) Pre-Registration Date Exercise. In the event that the Grantee exercises his or her Option prior to the Registration Date, such exercise shall be done in the manner as provided for by the Administrator in accordance with the provisions of the Plan.

     3. Method of Payment. In addition to any other types of consideration the Administrator may determine, payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided, further, that the Exercise Price must be paid in cash or other legal consideration permitted by the Cayman Islands company law:

          (a)  cash;

          (b)  check; or

          (c)  cancellation of indebtedness owed by the Company to the Grantee.

     4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the shareholders of the Company.

     5. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period as set forth in the Notice. In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the

Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. Except as provided in Sections 6 and 7 below, to the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

     6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on or prior to the Termination Date; provided, however, that if such Disability is not a "disability" as such tern is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on or prior to the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

     7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve
(12) month period following the Grantee's Termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

     8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. The Option, if a Non-Qualified Stock Option or Other Stock Option, may be transferred to any person by will and by the laws of descent and distribution. Non-Qualified Stock Options and Other Stock Options may also be transferred during the lifetime of the Grantee by gift and pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

     9. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

     10. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the United States federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY

INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular United States federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

          (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (d) Exercise of Other Stock Option. On exercise of an Other Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (e) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for United States federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

     11. Withholding Tax Obligations. The Grantee understands that, upon exercising a Non-Qualified Stock Option, he or she will recognize for income tax purposes an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. However, the timing of this income recognition may be deferred for up to six months if the Grantee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Grantee is an employee, the Company will be required to withhold from the Grantee's compensation, or collect from the Grantee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Grantee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Grantee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (a) by cash payment, (b) out of the Grantee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Grantee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or greater than the Grantee's marginal tax rate times the ordinary income recognized, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under Applicable Laws (the "Tax Date").

     If the Grantee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

     All election by the Grantee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

     12. Market Standoff Agreement. In connection with the initial public offering of the Company's securities and upon request of the Company or the managing underwriters managing any underwritten offering of the Company's securities, the Grantee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such managing underwriters, as the case may be, for such period of time (not to exceed 180 days) from the registration date as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the managing underwriters at the time of the public offering.

     13. Entire Agreement; Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the Cayman Islands. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     14. Headings. The captions used in the Notice, the Plan and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

     15. Dispute Resolution. The provisions of this Section 15 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's transferees pursuant to Section 6(j) of the Plan (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be within the jurisdiction of the courts of Hong Kong. If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

     16. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit for delivery by an internationally (for international delivery of notice), or nationally (for national delivery of notice), recognized express mail courier service with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

LDK SOLAR CO., LTD.

By:
    ---------------------------------
Name:
      -------------------------------
Date:
      -------------------------------


Signed:
        -----------------------------
        Grantee
Date:
      -------------------------------


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

                                    EXHIBIT A

                               LDK SOLAR CO., LTD.

                            2006 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

LDK Solar Co., Ltd.
Hi-tech Industrial Park
Xinyu City, Jiangxi Province
People's Republic of China

Attention: Secretary of the Board

     1. Exercise of Option. Effective as of today, _____________, ____ [Date], _____________ [Name], the undersigned (the "Grantee") hereby elects to exercise the Grantee's Option, to the extent such Option, in whole or in part, has been vested, to purchase ordinary shares (the "Shares") of LDK Solar Co., Ltd. (the "Company") under and pursuant to the Company's 2006 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated _____________, _____. Unless otherwise defined herein, the terms used in this Exercise Notice shall have the same defined meanings in the Plan and the Option Agreement.

     2. Number of Shares to be Exercised. The number of Shares to be exercised under the Option is _________________.

     3. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     5. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price in the following manner for the number of Shares as indicated in Section 2 above.

     [ ] The Grantee tenders herewith payment of the Exercise Price in full in the form of cash or a certified or official bank check in same-day funds in the amount of US$____________ for _________ Shares.


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

     [ ] The Grantee elects the Easy Sale Exercise option and accordingly requests delivery of a net of ______________ of Shares.

     6. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of Shares. The Grantee represents that the Grantee has consulted with tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     7. Taxes. The Grantee agrees to satisfy all applicable foreign and U.S. federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Award Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any foreign or United States federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

     8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation.

     10. Dispute Resolution. The provisions of Section 15 of the Award Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

     11. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the Cayman Islands. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit for delivery by an internationally (for international delivery of notice), or nationally (for national delivery of notice), recognized express mail courier service with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.


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

     13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

     14. Entire Agreement. The Notice, the Plan, and the Award Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Award Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                           Accepted by:

GRANTEE:                                LDK SOLAR CO., LTD.


                                        By:
                                            ------------------------------------
                                        Title:
-------------------------------------          ---------------------------------
(Signature)

Address:                                Address:
                                        Hi-tech Industrial Park
-------------------------------------   Xinyu City, Jiangxi Province
                                        People's Republic of China
-------------------------------------


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